UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2013

SanDisk Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

951 SanDisk Drive, Milpitas, California 95035

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 801-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On October 23, 2013, SanDisk Corporation (the “Registrant”) issued a press release announcing that it intends to offer, subject to market and other conditions, $1.0 billion of Convertible Senior Notes due 2020 in a private offering to qualified institutional buyers.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the offering of the notes, the Registrant expects to disclose certain supplemental information concerning the Registrant to potential purchasers of the notes in a preliminary offering circular dated October 23, 2013.  An excerpt from the preliminary offering circular containing this supplemental information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description of Document
99.1	Press release of SanDisk Corporation dated October 23, 2013.

99.2	Excerpt from preliminary offering circular.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2013

SANDISK CORPORATION

	By:	/s/ Judy Bruner
	Name:	Judy Bruner
	Title:	Executive Vice President, Administration and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Press release of SanDisk Corporation dated October 23, 2013.

99.2	Excerpt from preliminary offering circular.